Exhibit 99.1

PRESS RELEASE

GE Announces Early Participation Results, Upsizing, and the Amounts Accepted in its Debt Tender Offers: Expects to Repurchase Approximately $25 Billion in Aggregate Principal Amount

•	GE now expects to achieve more than $80 billion in gross debt reduction between the end of 2018 and the end of 2021[1]
•	Builds on GE’s significant momentum improving financial position and operating performance to drive sustainable, profitable growth
•	On track to achieve deleveraging targets and deliver high-single-digit free cash flow margins in today’s portfolio of businesses in 2023

Early Participation Date Results and Accepted Tender Amounts:

•	A total of approximately $33.3 billion in aggregate principal amount (U.S. dollar equivalent) of the Securities listed in the tables below were validly tendered and not validly withdrawn at or prior to the Early Participation Date
•	GE accepts for purchase a total of approximately $25.0 billion in aggregate principal amount (U.S. dollar equivalent) of the Securities validly tendered and not validly withdrawn at or prior to the Early Participation Date

BOSTON – November 26, 2021 – GE (NYSE:GE) announces the results as of 5:00 p.m., New York City time, on November 24, 2021 (the “Early Participation Date”) for its previously announced offer to purchase for cash, for its own account and on behalf of the Subsidiary Issuers (as defined below), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 10, 2021 (as amended hereby, the “Offer to Purchase”):

•	up to $7,000,000,000 (as described below) (the “Pool One Maximum Amount”) aggregate principal amount of the securities listed in Table I below (such securities, the “Pool One Securities” and, such offer to purchase, the “Pool One Tender Offer”);
•	up to $7,950,000,000 (as described below) (as increased and amended from the previously announced $7,500,000,000, the “New Pool Two Maximum Amount”) aggregate principal amount of the securities listed in Table II below (such securities, the “Pool Two Securities” and, such offer to purchase, the “Pool Two Tender Offer”); and
•	up to $10,050,000,000 (as described below) (as increased and amended from the previously announced $8,500,000,000, the “New Pool Three Maximum Amount” and together with the Pool One Maximum Amount and the New Pool Two Maximum Amount, the “New Maximum Amounts”) aggregate principal amount of the securities listed in Table III below (such securities, the “Pool Three Securities” and, together with the Pool One Securities and the Pool Two Securities, the “Securities” and, such offer to purchase, the “Pool Three Tender Offer” and, together with the Pool One Tender Offer and the Pool Two Tender Offer, the “Tender Offers” and each, a “Tender Offer”).

GE amends the Tender Offers to increase the Pool Two Maximum Amount and the Pool Three Maximum Amount for each applicable Tender Offer, as described above, and accepts for purchase the aggregate principal amount of:

[1]	Including approximately $49 billion in gross debt reduction noted at the end of the third quarter plus today’s announcement, approximately $1 billion in fourth-quarter maturities, and further reduction expected from discontinuation of off-book factoring and GE’s year-end pension revaluation. Pension estimate based on performance through November 17, 2021.
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•	all Pool One Securities with Acceptance Priority Levels 1 through 18, and the Pool One Securities with Acceptance Priority Level 19 up to the Pool One Maximum Amount, using a proration factor of approximately 5.73% in accordance with the Pool One Tender Offer, that were validly tendered and not validly withdrawn in the Pool One Tender Offer at or prior to the Early Participation Date;
•	all Pool Two Securities with Acceptance Priority Levels 1 through 12, and the Pool Two Securities with Acceptance Priority Level 13 up to the New Pool Two Maximum Amount, using a proration factor of approximately 46.12% in accordance with the Pool Two Tender Offer, that were validly tendered and not validly withdrawn in the Pool Two Tender Offer at or prior to the Early Participation Date, and GE is not accepting any Pool Two Securities with Acceptance Priority Levels 14 through 19; and
•	all Pool Three Securities with Acceptance Priority Levels 1 through 14, and the Pool Three Securities with Acceptance Priority Level 15 up to the New Pool Three Maximum Amount using a proration factor of approximately 45.99% in accordance with the Pool Three Tender Offer, that were validly tendered and not validly withdrawn in the Pool Three Tender Offer at or prior to the Early Participation Date.

Table I, Table II and Table III below outline for each series of Securities the principal amount tendered as of the Early Participation Date as confirmed by the Information and Tender Agent (as defined below), the principal amount accepted for purchase by GE and the total aggregate principal amount outstanding, tendered and accepted for purchase by GE (converting the Securities denominated in Pounds Sterling (the “Sterling Securities”) and the Securities denominated in Euros (the “Euro Securities”) into U.S. dollars using the applicable exchange rates of US$1.3338 per £1.00 and US$1.1204 per €1.00, as reported on the Bloomberg screen page “FXIP” under the heading “FX Rate vs. USD” at 10:00 a.m., New York City time, on November 24, 2021).

Table I: Pool One Securities – Pool One Maximum Amount of $7,000,000,000
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding(1)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted for Purchase
0.800% Notes due 2022***††	CUSIP: — ISIN: XS1169353254	January 21, 2022	€252,151,000	1	€32,454,000	€32,454,000
0.375% Notes due 2022**	CUSIP: — ISIN: XS1612542669	May 17, 2022	€816,383,000	2	€359,341,000	€359,341,000
3.150% Notes due 2022†	CUSIP: 36962G6F6 ISIN: US36962G6F61	September 7, 2022	$620,076,000	3	$87,791,000	$87,791,000
5.980% Notes due 2022***††	CUSIP: — ISIN: XS0388392259	September 16, 2022	€100,000,000	4	€0	€0
2.700% Notes due 2022	CUSIP: 369604BD4 ISIN: US369604BD45	October 9, 2022	$752,538,000	5	$85,354,000	$85,354,000
3.100% Notes due 2023†	CUSIP: 36962G6S8 ISIN: US36962G6S82	January 9, 2023	$690,982,000	6	$79,990,000	$79,990,000
Floating Rate Notes due March 2023†	CUSIP: 36966THT2 ISIN: US36966THT25	March 15, 2023	$437,642,000	7	$150,713,000	$150,713,000
2.625% Notes due 2023***††	CUSIP: — ISIN: XS0874840845	March 15, 2023	€543,097,000	8	€111,281,000	€111,281,000
Floating Rate Notes due April 2023†	CUSIP: 36966TJA1 ISIN: US36966TJA16	April 15, 2023	$152,470,000	9	$37,038,000	$37,038,000
1.250% Notes due 2023**	CUSIP: — ISIN: XS1238901166	May 26, 2023	€766,050,000	10	€384,304,000	€384,304,000
4.125% Notes due 2023***†††	CUSIP: — ISIN: XS0971723233	September 13, 2023	£550,000,000	11	£219,141,000	£219,141,000
3.375% Notes due 2024*	CUSIP: 369604BG7 ISIN: US369604BG75	March 11, 2024	$437,778,000	12	$305,770,000	$305,770,000
Floating Rate Notes due 2024*†	CUSIP: 36962GL36 ISIN: US36962GL367	May 13, 2024	$157,632,000	13	$63,609,000	$63,609,000
3.450% Notes due 2024†	CUSIP: 36962G7K4 ISIN: US36962G7K48	May 15, 2024	$527,570,000	14	$335,792,000	$335,792,000
3.450% Notes due 2025††††	CUSIP: 36166NAG8 ISIN: US36166NAG88	May 15, 2025	$1,350,000,000	15	$1,052,566,000	$1,052,566,000
0.875% Notes due 2025**	CUSIP: — ISIN: XS1612542826	May 17, 2025	€2,000,000,000	16	€1,227,178,000	€1,227,178,000
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Table I: Pool One Securities – Pool One Maximum Amount of $7,000,000,000
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding(1)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted for Purchase
3.373% Notes due 2025****†††††	CUSIPs: 36164NFG5 / 36164PFG0 / 36164Q6M5 ISINs: US36164NFG51 / US36164PFG00 / US36164Q6M56	November 15, 2025	$1,979,425,000	17	$1,657,486,000	$1,657,486,000
5.550% Notes due 2026†	CUSIP: 36962GT95 ISIN: US36962GT956	January 5, 2026	$494,725,000	18	$459,136,000	$459,136,000
Floating Rate Notes due 2026†	CUSIP: 36962GW75 ISIN: US36962GW752	May 5, 2026	$925,000,000	19	$412,011,000	$23,313,000
Total(1)			$14,276,221,792		$7,388,697,049	$6,999,999,049

Table II: Pool Two Securities – New Pool Two Maximum Amount of $7,950,000,000
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding(1)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted for Purchase
4.625% Notes due 2027***††	CUSIP: — ISIN: XS0288429532	February 22, 2027	€600,000,000	1	€320,200,000	€320,200,000
3.450% Notes due 2027	CUSIP: 369604BV4 ISIN: US369604BV43	May 1, 2027	$1,000,000,000	2	$820,063,000	$820,063,000
4.050% Notes due 2027††††	CUSIP: 36166NAH6 ISIN: US36166NAH61	May 15, 2027	$1,000,000,000	3	$872,004,000	$872,004,000
1.875% Notes due 2027**	CUSIP: — ISIN: XS1238902057	May 28, 2027	€875,937,000	4	€409,036,000	€409,036,000
7.500% Notes due 2027††††††	CUSIP: 869049AE6 ISIN: US869049AE62	December 1, 2027	$100,000,000	5	$18,893,000	$18,893,000
7.700% Notes due 2028†††††††	CUSIP: 81413PAG0 ISIN: US81413PAG00	June 15, 2028	$200,000,000	6	$56,621,000	$56,621,000
5.250% Notes due 2028*****†	CUSIP: — ISIN: XS0096298822	December 7, 2028	£315,119,000	7	£217,673,000	£217,673,000
1.500% Notes due 2029**	CUSIP: — ISIN: XS1612543121	May 17, 2029	€1,465,943,000	8	€496,827,000	€496,827,000
Floating Rate Notes due 2029******††	CUSIP: — ISIN: XS0223460592	June 29, 2029	€108,000,000	9	€3,589,000	€3,589,000
3.625% Notes due 2030	CUSIP: 369604BW2 ISIN: US369604BW26	May 1, 2030	$1,250,000,000	10	$1,052,345,000	$1,052,345,000
4.400% Notes due 2030††††	CUSIP: 36166NAJ2 ISIN: US36166NAJ28	May 15, 2030	$2,900,00,000	11	$2,796,520,000	$2,796,520,000
5.625% Notes due 2031*†	CUSIP: — ISIN: XS0154681737	September 16, 2031	£129,058,000	12	£111,494,000	£111,494,000
6.750% Notes due 2032†	CUSIP: 36962GXZ2 ISIN: US36962GXZ26	March 15, 2032	$2,969,071,000	13	$1,123,314,000	$516,808,000
4.550% Notes due 2032††††	CUSIP: 36166NAK9 ISIN: US36166NAK90	May 15, 2032	$750,000,000	14	$726,615,000	$0
3.650% Notes due 2032***††	CUSIP: — ISIN: XS0816246077	August 23, 2032	€290,000,000	15	€133,823,000	€0
5.875% Notes due 2033***†††	CUSIP: — ISIN: XS0340495216	January 18, 2033	£650,000,000	16	£491,730,000	£0
7.500% Notes due 2035**††††††††	CUSIP: 36959CAA6 ISIN: US36959CAA62	August 21, 2035	$210,896,000	17	$108,728,000	$0
4.125% Notes due 2035***†	CUSIP: — ISIN: XS0229567440	September 19, 2035	€750,000,000	18	€341,811,000	€0
Floating Rate Notes due 2036†	CUSIP: 36962GX74 ISIN: US36962GX743	August 15, 2036	$285,787,000	19	$238,611,000	$0
Total(1)			$16,707,468,834.60		$10,819,228,853	$7,949,999,045

Table III: Pool Three Securities – New Pool Three Maximum Amount of $10,050,000,000
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding(1)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted for Purchase
2.125% Notes due 2037**†	CUSIP: — ISIN: XS1612543394	May 17, 2037	€1,007,514,000	1	€447,284,000	€447,284,000
6.150% Notes due 2037†	CUSIP: 36962G3A0 ISIN: US36962G3A02	August 7, 2037	$385,211,000	2	$126,865,000	$126,865,000
4.875% Notes due 2037***†	CUSIP: — ISIN: XS0229561831	September 18, 2037	£512,623,000	3	£280,986,000	£280,986,000
5.875% Notes due 2038†	CUSIP: 36962G3P7 ISIN: US36962G3P70	January 14, 2038	$1,530,219,000	4	$676,771,000	$676,771,000
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Table III: Pool Three Securities – New Pool Three Maximum Amount of $10,050,000,000
Title of Security	Security Identifier(s)	Applicable Maturity Date	Principal Amount Outstanding(1)	Acceptance Priority Level	Principal Amount Tendered as of the Early Participation Date	Principal Amount Accepted for Purchase
6.025% Notes due 2038***††	CUSIP: — ISIN: XS0350890470	March 1, 2038	€650,000,000	5	€165,303,000	€165,303,000
Floating Rate Notes due 2038***†††	CUSIP: — ISIN: XS0357179273	March 5, 2038	£23,100,000	6	£23,100,000	£23,100,000
6.250% Notes due 2038***†††	CUSIP: — ISIN: XS0361336356	May 5, 2038	£267,204,000	7	£203,594,000	£203,594,000
6.875% Notes due 2039†	CUSIP: 36962G4B7 ISIN: US36962G4B75	January 10, 2039	$1,197,804,000	8	$465,579,000	$465,579,000
8.000% Notes due 2039***†††	CUSIP: — ISIN: XS0408304995	January 14, 2039	£650,000,000	9	£546,206,000	£546,206,000
4.250% Notes due 2040	CUSIP: 369604BX0 ISIN: US369604BX09	May 1, 2040	$748,493,000	10	$618,937,000	$618,937,000
5.375% Notes due 2040*****†	CUSIP: — ISIN: XS0182703743	December 18, 2040	£350,086,000	11	£280,498,000	£280,498,000
4.125% Notes due 2042	CUSIP: 369604BF9 ISIN: US369604BF92	October 9, 2042	$478.687,000	12	$229,083,000	$229,083,000
4.500% Notes due 2044	CUSIP: 369604BH5 ISIN: US369604BH58	March 11, 2044	$689,918,000	13	$157,105,000	$157,105,000
4.350% Notes due 2050	CUSIP: 369604BY8 ISIN: US369604BY81	May 1, 2050	$1,276,624,000	14	$807,758,000	$807,758,000
4.418% Notes due 2035****†††††	CUSIPs: 36164NFH3 / 36164PFH8 / 36164QNA2 ISINs: US36164NFH35 / US36164PFH82 / US36164QNA21	November 15, 2035	$11,464,668,000	15	$9,590,443,000	$4,501,750,000
Total(1)			$22,033,561,425		$15,138,684,854	$10,049,991,854

*	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange.
**	Listed on the New York Stock Exchange.
***	Admitted to trading on the Regulated Market of the London Stock Exchange.
****	Admitted to trading on the Regulated Market of Euronext Dublin.
*****	Admitted to trading on the Regulated Market of the London Stock Exchange and the Luxembourg Stock Exchange.
******	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange and Euronext Dublin.
†	Originally issued by General Electric Capital Corporation.
††	Issued by GE Capital European Funding Company Unlimited Company (formerly known as GE Capital European Funding).
†††	Issued by GE Capital UK Funding Company Unlimited Company (formerly known as GE Capital UK Funding).
††††	Issued by GE Capital Funding, LLC.
†††††	Issued by GE Capital International Funding Company Unlimited Company (formerly known as GE Capital International Funding Company).
††††††	Issued by Security Capital Group Incorporated (as successor to SUSA Partnership, L.P.).
†††††††	Issued by Security Capital Group Incorporated.
††††††††	Originally issued by General Electric Capital Services, Inc.
(1)	the total aggregate principal amount outstanding and the total aggregate principal amount tendered as of the Early Participation Date for each table is calculated by converting each Sterling Securities and each Euro Securities into U.S. dollars using the applicable exchange rates of US$1.3338 per £1.00 and US$1.1204 per €1.00, as reported on the Bloomberg screen page “FXIP” under the heading “FX Rate vs. USD” at 10:00 a.m., New York City time, on November 24, 2021.

As previously announced, the applicable “Reference Yield” and the resulting “Total Consideration” payable for each series of Fixed Spread Securities (as defined in the Offer to Purchase) per $1,000, £1,000 or €1,000 principal amount of such series of Fixed Spread Securities included in the Tender Offers will be determined at 10:00 a.m., New York City time, on November 29, 2021 (the “Pricing Determination Date”). See the Offer to Purchase for additional information.

In order to calculate the New Maximum Amounts in U.S. dollars, the aggregate principal amount of the Sterling Securities and the Euro Securities validly tendered and not validly withdrawn must be converted into U.S. dollars. The Tender Offers are amended hereby to use the applicable exchange rates at 10:00 a.m., New York City time, on November 24, 2021 (as opposed to the Pricing Determination Date (as defined above)), as reported on the Bloomberg screen page “FXIP” under the heading “FX Rate vs. USD” solely for purposes of determining the U.S. dollar equivalent aggregate principal amount of the Sterling Securities and the Euro Securities validly tendered and not validly withdrawn. All other terms and conditions of the tender offers set forth in the Offer to Purchase remain unchanged.

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Withdrawal rights for each Tender Offer expired at 5:00 p.m., New York City time, on November 24, 2021, and have not been extended. The Early Payment Date for each Tender Offer is December 1, 2021 and the Expiration Date is 11:59 p.m., New York City time, on December 9, 2021, unless extended or earlier terminated by GE. Consummation of each Tender Offer is subject to certain conditions (as described in the Offer to Purchase). Given that the aggregate principal amount of the Securities validly tendered in each Tender Offer prior to the Early Participation Date exceeds the applicable Maximum Amount, GE will not accept any further tenders of such Securities.

GE has retained BofA Securities, Merrill Lynch International and J.P. Morgan Securities LLC to act as the Global Coordinators and the Lead Dealer Managers, Deutsche Bank Securities Inc., Deutsche Bank AG, London Branch and Morgan Stanley & Co. LLC to act as the Lead Dealer Managers, BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc. to act as the Senior Co-Dealer Managers and Academy Securities, Inc., R. Seelaus & Co., LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC to act as the Co-Dealer Managers, in connection with the Tender Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Tender Offers should be directed to BofA Securities at +1 (888) 292-0070 (toll free), +1 (980) 287-6959 (collect) or +1 (980) 388-0539, to Merrill Lynch International at +44 20 7996 5420 (collect), to J.P. Morgan Securities LLC at +1 (866) 834-4666 (toll free), +1 (212) 834-4045 (collect), +44 20 7134 2468 (UK), to Deutsche Bank Securities Inc. at +1 (866) 627-0391 (toll free), +1 (212) 250-2955 (collect), to Deutsche Bank AG, London Branch at +44 20 7545 8011 or to Morgan Stanley & Co. LLC at +1 (800) 624-1808 (toll free), +1 (212) 761-1057 (collect).

D.F. King has been appointed the information agent and the tender agent with respect to the Tender Offers (the “Information and Tender Agent”). The Offer to Purchase can be accessed at the Tender Offers website: http://www.dfking.com/ge. Questions or requests for assistance in connection with the Tender Offers for the Securities or for additional copies of the Offer to Purchase may be directed to the Information and Tender Agent at +1 (800) 755-7250 (toll free), +1 (212) 269-5550 (collect), +44 20 7920 9700 (London) or via e-mail at ge@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers.

GE reserves the right, in its sole discretion, not to purchase any Securities or to extend, re-open, withdraw or terminate any Tender Offer and to amend or waive any of the terms and conditions of any Tender Offer in any manner, subject to applicable laws and regulations.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offers. In addition, all documentation relating to the Tender Offers, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offers. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or

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affiliates makes any recommendation as to whether or not Holders should tender their Securities in the Tender Offers.

None of GE (including as successor of General Electric Capital Corporation and General Electric Capital Services, Inc.), GE Capital International Funding Company Unlimited Company (formerly GE Capital International Funding Company), GE Capital European Funding Unlimited Company (formerly GE Capital European Funding), GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding), GE Capital Funding, LLC, and Security Capital Group Incorporated (for its own account and as successor of SUSA Partnership, L.P.) (collectively, the “Subsidiary Issuers”), the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Securities or the Tender Offers contained in this announcement or in the Offer to Purchase. None of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or the Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. The Tender Offers were made solely pursuant to the Offer to Purchase. Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Securities, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to have been made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

No action has been taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to GE, any subsidiary of GE or the Securities in any jurisdiction where action for that purpose is required. Accordingly, none of this announcement, the Offer to Purchase or any other offering material or advertisements in connection with the Tender Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

This announcement does not constitute an offer of securities to the public in any Member State of the European Economic Area (a “Relevant State”). In any Relevant State, this communication is only addressed to and is only directed at qualified investors within the meaning of Article 2(e) of the Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant

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State. This announcement and information contained herein must not be acted on or relied upon by persons who are not qualified investors within the meaning of Article 2(e) of the Prospectus Regulation.

In the United Kingdom, this communication is only addressed to and is only directed at qualified investors within the meaning of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, who are also: (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)); or (ii) high net worth companies, and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The Securities are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Securities will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Each Holder participating in the Tender Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Securities pursuant to the Tender Offers from a Holder that is unable to make these representations will not be accepted. Each of GE, the Subsidiary Issuers, the Dealer Managers, the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Securities pursuant to the Tender Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. These forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the ability to effect the spin-off transactions and to meet the conditions related thereto, (2) potential uncertainty during the pendency of the spin-off transactions that could affect GE’s financial performance, (3) the possibility that the spin-off transactions will not be completed within the anticipated time period or at all, (4) the possibility that the spin-off transactions will not achieve their intended benefits, (5) the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the spin-off transactions, (6) uncertainty of the expected financial performance of GE or the separated companies following completion of the spin-off transactions, (7) negative effects of the announcement or pendency of the spin-off transactions on the market price of GE’s securities and/or on the financial performance of GE, (8) evolving legal, regulatory and tax regimes, (9) changes in general economic and/or industry specific conditions, (10) actions by third parties, including government agencies, and (11) other risk factors as detailed from time to time in GE’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including GE’s Annual Report on Form 10-K for the year ended December 31, 2020, GE’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, GE’s current reports on Form 8-K and other documents filed by GE with the SEC. The foregoing list of important factors is not exclusive.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date

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they were made, and we disclaim and we do not undertake any obligation to update or revise any forward-looking statement in this announcement, except as required by applicable law or regulation.

About GE
GE (NYSE:GE) rises to the challenge of building a world that works. For more than 125 years, GE has invented the future of industry, and today the company’s dedicated team, leading technology, and global reach and capabilities help the world work more efficiently, reliably, and safely. GE’s people are diverse and dedicated, operating with the highest level of integrity and focus to fulfill GE’s mission and deliver for its customers.

GE’s Investor Relations website at www.ge.com/investor and our corporate blog at www.ge.com/reports and @GE_Reports on Twitter, as well as GE’s Facebook page and Twitter accounts, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted. The contents of these websites are not incorporated by reference into this press release or any report or document GE files with the SEC, and any references to the websites are intended to be inactive textual references only.

GE Investor Contact

Steve Winoker, 617.443.3400
swinoker@ge.com

GE Media Contact

Mary Kate Mullaney, 202.304.6514

Marykate.nevin@ge.com

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